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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)       July 28, 2003
                          ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

               Delaware            1-9924               52-1568099
            --------------       ------------       -------------------
           (State or other       (Commission          (IRS Employer
           jurisdiction of       File Number)       Identification No.)
           incorporation)



                   399 Park Avenue, New York, New York 10043
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              (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)




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                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 5.  Other Events.

On July 28, 2003, Citigroup Inc. announced settlements with the Securities and Exchange Commission, the Office of the Comptroller of the Currency, the Federal Reserve Bank of New York, and the New York County District Attorney's Office that resolve on a civil basis their investigations into Citigroup's structured finance work for Enron. The Company also announced that its settlement agreement with the SEC concludes that agency's investigation into certain Citigroup work for Dynegy.

A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         Exhibit Number
         --------------

             99.1   Press Release, dated July 28, 2003, issued by Citigroup Inc.




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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 28, 2003                             CITIGROUP INC.


                                                  By: /s/ Michael S. Helfer
                                                      -------------------------
                                                  Name:   Michael S. Helfer
                                                  Title:  General Counsel and
                                                          Corporate Secretary



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                                 EXHIBIT INDEX


Exhibit Number
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    99.1       Press Release, dated July 28, 2003, issued by Citigroup Inc.